THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS") AND SHALL NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER HAS BEEN REGISTERED UNDER THE SECURITIES ACT AND STATE ACTS, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS IS AVAILABLE, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                         CLASS A STOCK PURCHASE WARRANT

WARRANT  NO.  -----                                 NUMBER  OF  SHARES:

                             THE JUSTICE FUND, LTD.
                      COMMON STOCK, NO PAR VALUE PER SHARE
                   VOID AFTER 5:00 P.M. EASTERN STANDARD TIME
                              ON DECEMBER 31, 2009

     This Warrant is issued to The Nutmeg Group, L.L.C. ("Holder") by The Justice Fund, Ltd., an Illinois corporation (hereinafter with its successors called the "Company").

     For value received and subject to the terms and conditions hereinafter set out, Holder is entitled to purchase from the Company at a purchase price of $.50 per share, fully paid and nonassessable shares of common stock, no par value per share ("Common Shares") of the Company. Such purchase price per Common Share, adjusted from time to time as provided herein, is referred to as the "Purchase Price." The number of Common Shares issuable to Holder upon full exercise shall be equal to 100% of the Purchase Price paid by Purchaser, divided by the Fixed Price. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the "Subscription Agreement"), dated December 1, 2004, among the Company and the purchasers signatory thereto.

     1. The Holder may exercise this Warrant, in whole or in part, upon surrender of this Warrant, with the exercise form annexed hereto duly executed, at the office of the Company, or such other office as the Company shall notify the Holder in writing, together with a certified or bank cashier's check payable to the order of the Company in the amount of the Purchase Price times the number of Common Shares being purchased.

     2.  The  person  or  persons  in  whose  name  or  names  any   certificate
representing Common Shares is issued hereunder shall be deemed to have become the holder of record of the Common Shares represented thereby as of the close of business on the date on which this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed. Until such time as this Warrant is exercised or terminates, the Purchase Price payable and the number and character of securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

     3. Unless previously exercised, this Warrant shall expire at 5:00 p.m. Eastern Standard Time, on December 31, 2009 and shall be void thereafter or can be extended at the Company's discretion ("Expiration Date").

     4. The Company covenants that it will at all times reserve and keep available a number of its authorized Common Shares, free from all preemptive rights, which will be sufficient to permit the exercise of this Warrant. The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges.

     5. If the Company subdivides its outstanding Common Shares, by split-up or otherwise, or combines its outstanding Common Shares, the Purchase Price then applicable to shares covered by this Warrant shall forthwith be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

        6. If (a) the Company reorganizes its capital, reclassifies its capital stock, consolidates or merges with or into another corporation (but only if the Company is not the surviving corporation and no longer has more than a single shareholder) or sells, transfers or otherwise disposes of all or substantially all its property, assets, or business to another corporation, and (b) pursuant to the terms of such reorganization, reclassification, merger, consolidation, or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock, or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Shares, then (c) Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same number of shares of common stock of the successor or acquiring corporation and Other Property receivable upon such reorganization, reclassification, merger, consolidation, or disposition of assets as a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such event. At the time of such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to adjust the number of shares of the common stock of the successor or acquiring corporation for which this Warrant is exercisable. For purposes of this section, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock, or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this section shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations, or disposition of assets.

     7. If a voluntary or involuntary dissolution, liquidation or winding up of the Company (other than in connection with a merger or consolidation of the Company) is at any time proposed during the term of this Warrant, the Company shall give written notice to the Holder at least thirty days prior to the record date of the proposed transaction. The notice shall contain: (1) the date on which the transaction is to take place; (2) the record date (which must be at least thirty days after the giving of the notice) as of which holders of the Common Shares entitled to receive distributions as a result of the transaction shall be determined; (3) a brief description of the transaction; (4) a brief description of the distributions, if any, to be made to holders of the Common Shares as a result of the transaction; and (5) an estimate of the fair market value of the distributions. On the date of the transaction, if it actually occurs, this Warrant and all rights existing under this Warrant shall terminate.

     8. In no event shall any fractional Common Share of the Company be issued upon any exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 8, be entitled to receive a fractional Common Share, then the Company shall issue the next higher number of full Common Shares, issuing a full share with respect to such fractional share. If this Warrant is exercised at one time for less than the maximum number of Common Shares purchasable upon the exercise hereof, the Company shall issue to the Holder a new warrant of like tenor and date representing the number of Common Shares equal to the difference between the number of shares purchasable upon full exercise of this Warrant and the number of shares that were purchased upon the exercise of this Warrant.

     9. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

     10. If at any time prior to the expiration or exercise of this Warrant, the Company shall pay any dividend or make any distribution upon its Common Shares or shall make any subdivision or combination of, or other change in its Common Shares, the Company shall cause notice thereof to be mailed, first class, postage prepaid, to Holder at least thirty full business days prior to the record date set for determining the holders of Common Shares who shall participate in such dividend, distribution, subdivision, combination or other change. Such notice shall also specify the record date as of which holders of Common Shares who shall participate in such dividend or distribution is to be determined. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any dividend or distribution.

     11. The Company will maintain a register containing the names and addresses of the Holder and any assignees of this Warrant. Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered by confirmed facsimile or telecopy or by a recognized overnight courier, addressed to Holder at the address shown on the warrant register.

     12. This Warrant has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws ("State Acts") or regulations in reliance upon exemptions under the Securities Act, and exemptions under the State Acts. Subject to compliance with the Securities Act and State Acts, this Warrant and all rights hereunder are transferable in whole or in part, at the office of the Company at which this Warrant is exercisable, upon surrender of this Warrant together with the assignment hereof properly endorsed. The Common Stock into which the Warrants are exercisable will have piggyback registration rights, and the Warrants will be transferable. If within 180 days of Closing, Power does not register the shares of Common Stock into which the Warrants are exercisable, then, at Nutmeg's option, the Warrant exercise may be cashless.

     13. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company may issue a new warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (b) in lieu of any Warrant lost, stolen, or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft, or destruction) and of indemnity with sufficient surety satisfactory to the Company.

     14. Unless a current registration statement under the Securities Act, shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of securities acquired upon exercise hereof, the Company may require Holder to make such representations, and may place such legends on certificates representing the Common Shares issuable upon exercise of this Warrant, as may be reasonably required in the opinion of counsel to the Company to permit such Common Shares to be issued without such registration.

     15. This Warrant does not entitle Holder to any of the rights of a stockholder of the Company.

     16. Nothing expressed in this Agreement and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties to this Agreement any covenant, condition, stipulation, promise, or agreement contained herein, and all covenants, conditions, stipulations, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their respective successors and assigns.

     17. The provisions and terms of this Warrant shall be construed in accordance with the laws of the State of Illinois.

     IN WITNESS WHEREOF, this Warrant has been duly executed by the Company as of December 1, 2004.

                                                  THE JUSTICE FUND, LTD.

                                                  /s/ Ronald K. Goulding
                                                  ----------------------
                                                  By: Ronald K. Goulding
                                                  Its: President

                                FORM OF EXERCISE


                                                      Date: ____________________


To:     THE JUSTICE FUND, LTD.



     The undersigned hereby subscribes for _______ shares of common stock of The Justice Fund, Ltd. covered by this Warrant and hereby delivers $___________ in full payment of the purchase price thereof. The certificate(s) for such shares should be issued in the name of the undersigned or as otherwise indicated below:




                                             ___________________________________
                                             Signature:


                                             ___________________________________
                                             Printed Name



                                             ___________________________________
                                             Name for Registration, if different


                                             ___________________________________
                                             Street Address

                                             ___________________________________
                                             City, State and Zip Code

                                             ___________________________________
                                             Social Security Number

                                   ASSIGNMENT


     For Value Received, the undersigned hereby sells, assigns and transfers unto the assignee(s) set forth below the within Warrant certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints ___________________________________ attorney, to transfer the said Warrant on the books of the within-named Company with respect to the number of Common Shares set forth below, with full power of substitution in the premises.

                          Social Security or
                          other Identifying
Name(s) of                Number(s) of                                  No. of
Assignee(s)               Assignee(s)             Address               Shares
-----------               -----------             -------               ------








Dated: ______________________________



                                        ________________________________________
                                        Signature

                                        NOTICE:  THE  SIGNATURE  TO  THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                        AS  WRITTEN UPON THE FACE OF THE WARRANT
                                        IN  EVERY PARTICULAR, WITHOUT ALTERATION
                                        OR  ENLARGEMENT,  OR  ANY  CHANGE
                                        WHATSOEVER.


                                        ________________________________________
                                        Print Name and Title